UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2020

ARYA SCIENCES ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39311	98-1533670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 284-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	ARYBU	The Nasdaq Capital Market

Class A Ordinary Shares included as part of the units	ARYB	The Nasdaq Capital Market

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ARYBW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

As previously disclosed, on July 29, 2020, ARYA Sciences Acquisition Corp II, a Cayman Islands exempted company (“ARYA”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among ARYA, Cassidy Merger Sub 1, Inc., a Delaware corporation (“Cassidy Merger Sub”), and Cerevel Therapeutics, Inc., a Delaware corporation (“Cerevel”), providing for, among other things, the merger of Cassidy Merger Sub with and into Cerevel, with Cerevel as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of ARYA.

On October 2, 2020, ARYA and Cerevel entered into Amendment No. 1 to Business Combination Agreement (the “Amendment”). Pursuant to the Amendment, prior to December 15, 2020, Cerevel and ARYA’s sponsor, ARYA Sciences Holdings II, a Cayman Islands exempted company, shall mutually agree to one individual to serve as director on the board of directors of ARYA after the closing of the transactions contemplated by the Business Combination Agreement (the “Business Combination”).

Prior to the Amendment, the Business Combination Agreement had provided that such individual be agreed upon prior to the mailing of the proxy statement/prospectus relating to the Business Combination.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Additional Information

In connection with the Business Combination, ARYA has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which included a preliminary prospectus and preliminary proxy statement. ARYA will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that ARYA will send to its shareholders in connection with the Business Combination. Investors and security holders of ARYA are advised to read, when available, the proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 51 Astor Place, 10th Floor, New York, New York 10003.

Participants in the Solicitation

ARYA, Cerevel and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including the Registration Statement filed with the SEC by ARYA, which includes the proxy statement of ARYA for the Business Combination, and such information and names of Cerevel’s directors and executive officers will also be in the Registration Statement filed with the SEC by ARYA, which includes the proxy statement of ARYA for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between ARYA and Cerevel, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya and Cerevel. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of ARYA or Cerevel for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of ARYA and Cerevel; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by ARYA’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in ARYA’s final prospectus relating to its initial public offering, dated June 4, 2020, and other filings with the SEC. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amendment No. 1 to Business Combination Agreement, dated October 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2020	ARYA SCIENCES ACQUISITION CORP II
	By:	/s/ Adam Stone
	Name:	Adam Stone
	Title:	Chief Executive Officer